UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

CAPSTONE GREEN ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CGEH	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 5, 2025, Capstone Green Energy Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting that the Company’s Board of Directors (the “Board”) appointed John P. Miller, a member of the Board and the Chair of the Board’s Audit Committee, as Interim Chief Financial Officer, effective as of November 2, 2025. This Amendment No. 1 on Form 8-K/A amends the Original Report to provide additional information regarding new compensatory arrangements between the Company and Mr. Miller in connection with Mr. Miller’s service as Interim Chief Financial Officer that were not available at the time of the filing of the Original Report. The Original Report otherwise remains unchanged.

On November 10, 2025, the Company and BBR Financial Solutions, LLC (“BBR”) entered into a consulting agreement (the “Consulting Agreement”), pursuant to which the Company will pay an hourly rate of $375 directly to BBR for Mr. Miller’s services as Interim Chief Financial Officer.

The foregoing description of the Consulting Agreement is not complete and is subject to and qualified in its entirety by reference to the Consulting Agreement, a copy of which is filed with this Amendment No. 1 on Form 8-K/A as Exhibit 10.1, the terms of which are incorporated by reference herein.

Following Mr. Miller’s appointment as Interim Chief Financial Officer, the Board appointed Christopher J. Close to the Audit Committee to serve as Chair.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Consulting Agreement, dated as of November 10, 2025, between Capstone Green Energy Holdings, Inc. and BBR Financial Solutions, LLC.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY HOLDINGS, INC.

Date: November 14, 2025	By:	/s/ Vince J. Canino
Name: Vince J. Canino
Title: Chief Executive Officer